UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2024, Edible Garden AG Incorporated (the “Company”) priced a best-efforts public offering (the “Offering”) of (i) 4,240,650 common units, each consisting of one share of common stock, par value $0.0001 per share (“common stock”), one Class A warrant (“Class A Warrant”) to purchase one share of common stock and one Class B warrant (“Class B Warrant,” together with the Class A Warrants, the “Warrants”) to purchase one share of common stock at a purchase price of $0.36 per unit; and (ii) 11,460,000 pre-funded units, each consisting of one pre-funded warrant to purchase one share of common stock (“Pre-Funded Warrant”), one Class A Warrant and one Class B Warrant at a purchase price of $0.35 per unit. The closing of the Offering is expected to occur on or about September 30, 2024.

The Warrants have an exercise price of $0.36 per share, will be immediately exercisable upon closing, and, in the case of Class A Warrants, will expire on September 30, 2029, and in the case of Class B Warrants, will expire on March 30, 2026. The exercise price of the Class A and Class B Warrants is subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in such Warrants.

Subject to certain ownership limitations described in the Pre-Funded Warrants, the Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.01 per share of common stock any time until all of the Pre-Funded Warrants are exercised in full.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor on September 27, 2024.

In connection with the Offering, on September 27, 2024, the Company also entered into a placement agency agreement (the “Placement Agreement”) pursuant to which Maxim Group LLC (the “Placement Agent”) is serving as the exclusive placement agent in connection with the Offering. Upon closing, the Company will pay the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised at the closing of the Offering, or 3.5% for any investors the Company introduced to the Placement Agent, and reimbursement of certain expenses and legal fees in the amount of $80,000. The Company will also issue to the Placement Agent warrants to purchase up to an aggregate of 785,033 shares of common stock (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $0.36 per share and have substantially the same terms as the Class A Warrants, except the Placement Agent Warrants are not exercisable until March 26, 2025.

Pursuant to the Placement Agreement, for a period of nine months after the closing of the Offering, the Placement Agent will have a right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent and/or sole sales agent, for any and all future public and private equity, equity-linked or debt (excluding commercial bank debt) offerings for which the Company retains the service of an underwriter, agent, adviser, finder or other person or entity in connection with such offering.

The Company has agreed for a period of 90 days after the closing of the Offering (the “Company Lock-Up”) and each of its directors and executive officers have agreed for a period of 45 days (the “D&O Lock-Ups”), subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of common stock or other securities convertible into or exercisable or exchangeable for common stock without the prior written consent of the Placement Agent in the case of the D&O Lock-Ups or the written consent of the Placement Agent and requisite number of investors in the Offering in the case of the Company Lock-Up, subject to certain exceptions.

The shares of common stock, the Class A Warrants, Class B Warrants, the Pre-Funded Warrants and the Placement Agent Warrants described above and the underlying shares of common stock were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-281957), which was declared effective by the Securities and Exchange Commission on September 27, 2024. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The estimated net proceeds of the Offering are expected to be approximately $4.88 million, after deducting the Placement Agent fees and expenses and other estimated offering expenses payable by the Company.

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Additionally, on September 27, 2024 the Company entered into a series of letter agreements (the “Letter Agreements”) with certain holders of the secured promissory note (the “Sament Note”) originally issued to Sament Capital Investments, Inc., which was later assigned to various third parties (the “Note Investors”). Under the terms of the Letter Agreement, the applicable Note Investor agreed to participate in the Offering in exchange for the Company’s agreement to prepay, at a 5% premium, the Sament Note it holds after this Offering. Pursuant to the Letter Agreements, the Company expects to repay the principal amount of the Sament Note held by those Note Investors upon the closing of the Offering.

The foregoing summaries of the Class A Warrants, Class B Warrants, Pre-Funded Warrants, Placement Agent Warrants, Purchase Agreement, Placement Agreement and Letter Agreement do not purport to be complete and are qualified in their entirety by the forms of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 27, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

Forward-Looking Statements and Disclaimer

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as “anticipate,” “estimate,” “expect,” “should,” “will” and other similar words. All statements addressing events or developments that Company expects or anticipates will occur in the future, including but not limited to statements relating to the Offering and statements relating to the Company’s intended use of the net proceeds from the Offering, are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include changes as a result of market conditions or for other reasons, the risk that the Offering will not be consummated and other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this Current Report on Form 8-K, whether as the result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Form of Class A Warrant incorporated herein by reference to Exhibit 4.12 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-281957) filed with the SEC on September 17, 2024.

4.2

Form of Class B Warrant incorporated herein by reference to Exhibit 4.13 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-281957) filed with the SEC on September 17, 2024.

4.3

Form of Pre-Funded Warrant incorporated herein by reference to Exhibit 4.14 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-281957) filed with the SEC on September 17, 2024.

4.4

Form of Placement Agent Warrant incorporated herein by reference to Exhibit 4.16 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-281957) filed with the SEC on September 17, 2024.

10.1	Securities Purchase Agreement dated as of September 27, 2024 between the Company and the investors thereto.
10.2	Placement Agency Agreement dated as of September 27, 2024 between the Company and Maxim Group LLC.
10.3	Form of Letter Agreement by and between the Company and the investor party thereto Regarding Prepayment of Secured Promissory Note Originally Issued to Sament Capital Investments, Inc.
99.1	Press release dated September 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: September 27, 2024	By:	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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